UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 31, 2018
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [__]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [__]

LightPath Technologies, Inc.
Form 8-K

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2018, LightPath Technologies, Inc. (the “Company”) appointed Dorothy M. Cipolla as the Company’s Vice President and Executive Director of Compliance, Treasury and Tax, a newly created position, effective June 18, 2018. In connection with her acceptance of this new position, Ms. Cipolla will resign as the Company’s Chief Financial Officer, also effective June 18, 2018. Ms. Cipolla will continue to serve as the Company’s Secretary and Treasurer. As Vice President and Executive Director of Compliance, Treasury and Tax, Ms. Cipolla will be responsible for developing and managing the strategies, operations, and policies that ensure that the Company is in compliance with all applicable rules and regulations of the Securities and Exchange Commission and the NASDAQ Stock Market, as well as developing the systems related to the Company’s treasury function, including cash management, foreign exchange, borrowing, and payment processing. Furthermore, Ms. Cipolla will be responsible for managing banking and insurance requirements, and overseeing various legal matters, as applicable. Ms. Cipolla will report to both the Company’s Chief Executive Officer and the Chief Financial Officer. Ms. Cipolla’s biographical information and business experience is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 25, 2018. There was no arrangement or understanding between Ms. Cipolla and any other person pursuant to which Ms. Cipolla was selected for this position, and Ms. Cipolla is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Cipolla’s compensation will remain the same.

On June 5, 2018, the Company announced the appointment of Donald Retreage, Jr. as the Company’s new Chief Financial Officer, effective June 18, 2018. In his role as Chief Financial Officer, Mr. Retreage will be responsible for the Company’s accounting practices, the maintenance of its fiscal records, and the preparation, promotion, and interpretation of financial reports for management and external groups. Mr. Retreage will also be responsible for internal controls, financial forecasting, financial reporting, and budgetary controls. Mr. Retreage will report to the Chief Executive Officer.

Mr. Retreage, age 63, most recently served as Senior Vice President of Houser Logistics, where he was responsible for aligning strategic initiatives with corporate targets for customer service, revenue, and cost control. Prior to that, during 2017, Mr. Retreage was a Financial Specialist at Robert Half / Accountemps, and from 2016 to 2017, Mr. Retreage served as a Senior Business Consultant for International Services Inc., during which he worked with business owners to develop management processes, practices, and policies to drive profitability and grow businesses. From 2008 to 2015, Mr. Retreage served as Deputy Managing Director & Financial Director at Seaboard Management Corporation, a division of Seaboard Corporation. He received a Bachelor of Science in Business Administration, Accounting and Finance from University of Louisiana at Lafayette. Mr. Retreage is experienced in directing international business operations and aligning strategic initiatives with corporate targets for revenue, cost control, and employee development and engagement.

There is no arrangement or understanding between Mr. Retreage and any other person pursuant to which he was selected as Chief Financial Officer. Mr. Retreage has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Retreage’s appointment, the Company entered into an offer letter agreement with Mr. Retreage dated May 31, 2018 (the “Agreement”).  The Agreement does not provide for a specified term of employment and Mr. Retreage’s employment is on an at-will basis. Mr. Retreage will receive an initial annual base salary of $200,000 and is eligible to participate in the Company’s incentive bonus program, under which the Company’s executive officers are eligible to earn a bonus consisting of cash and/or equity awards based upon the achievement of certain individual and/or Company performance goals set by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors. The Company’s incentive bonus program includes different levels of bonus opportunity based on a participant’s position with the Company. For this purpose, Mr. Retreage will be considered a “level two” participant. Mr. Retreage is also eligible to participate in the Company’s employee benefit, welfare, and other plans, as may be maintained by the Company from time to time. The Company has agreed to provide a relocation allowance of up to $18,000 paid upon relocation within seven (7) months of employment. Mr. Retreage is required to reimburse the Company a prorated portion of all expenses paid by the Company if he leaves the Company for any reason other than death, disability, or discharge without cause within twelve (12) months of his relocation.

Pursuant to the Agreement, and following formal approval by the Compensation Committee, the Company will grant Mr. Retreage  an option to purchase 10,000 shares of the Company’s Class A common stock, $0.01 par value (the “Option Award”), having an exercise price per share equal to the closing price of the Class A common stock on the NASDAQ Capital Market on the grant date, or June 18, 2018, pursuant to the Company’s Amended and Restated Omnibus Incentive Plan.  The Option Award will vest over a four-year period, with 25% of the Option Award vesting each year.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.

On June 5, 2018, the Company issued a press release announcing the appointment of Ms. Cipolla as Vice President and Executive Director of Compliance, Treasury and Tax, and her resignation as Chief Financial Officer, as well as the appointment of Mr. Retreage as Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
EX-10.1	Offer Letter between the Company and Donald O. Retreage, Jr., dated May 31, 2018
EX-99.1	Press Release dated June 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: June 5, 2018	By:	/s/ J. James Gaynor
J. James Gaynor, President & CEO

Exhibit Index

Exhibit No.	Description
EX-10.1	Offer Letter between the Company and Donald O. Retreage, Jr., dated May 31, 2018
EX-99.1	Press Release dated June 5, 2018.

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